EXHIBIT 10.2

WAIVER AND AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS WAIVER AND AMENDMENT No. 3 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated June 30, 2020, is made and entered into by and among ASURE SOFTWARE, INC., a Delaware corporation ("Borrower"), the Guarantors party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent") and the Lenders party hereto.

RECITALS

WHEREAS, Borrower, the lenders party thereto as "Lenders" and Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of December 31, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement;

WHEREAS, Borrower and Agent entered into that certain Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of February 21, 2020 (the "First Amendment").

WHEREAS, Agent has informed Borrower that Events of Default have occurred under the Credit Agreement under (a) Section 8.7 of the Credit Agreement due to the untruth of the representations and warranties under Section 4.22 of the Credit Agreement made pursuant to Section 5.01 of the First Amendment (the "Privacy Representation Default"), (b) Section 8.2(c) of the Credit Agreement due to a breach of Section 5.17 of the Credit Agreement (the "Privacy Covenant Default") and (c) Section 8.2(c) of the Credit Agreement due to a breach of Section 2.4(b)(i) of the Credit Agreement (the "L/C Usage Default" and collectively with the Privacy Representation Default and the Privacy Covenant Default, the "Existing Defaults"), in each case due to an Information Security Incident occurring in January 2020, which was identified by Borrower to Agent prior to the date hereof;

WHEREAS, Borrower disputes that the Existing Defaults exist;

WHEREAS, due to the existence of the Existing Defaults, the closing conditions to the First Amendment were not satisfied and the First Amendment is not effective; and

WHEREAS, without acknowledging that the Existing Defaults exist, Borrower has requested that Agent and Required Lenders waive the Existing Defaults, confirm that the First Amendment is effective and amend the Credit Agreement in certain respects, and Agent and the Required Lenders are willing to do so, in each case subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

WAIVER TO THE CREDIT AGREEMENT AND EFFECTIVENESS OF FIRST AMENDMENT

1.01     Notwithstanding anything to the contrary in the Credit Agreement or elsewhere in the Loan Documents, subject to the satisfaction of the conditions set forth herein, and in reliance on the representations and warranties set forth herein, the Required Lenders hereby waive the Existing Defaults.

1.02     Notwithstanding anything to the contrary in the Credit Agreement, the terms of the First Amendment or elsewhere in the Loan Documents, subject to the satisfaction of the conditions set forth herein, and in reliance on the representations and warranties set forth herein, the parties hereto agree that the First Amendment is effective as of February 21, 2020.

ARTICLE II

AMENDMENTS TO THE CREDIT AGREEMENT

2.01     Notwithstanding anything to the contrary in the Credit Agreement or elsewhere in the Loan Documents, subject to the satisfaction of the conditions set forth herein, and in reliance on the representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:

(a)     Schedule 1 to the Credit Agreement is hereby amended by inserting the following defined term therein in appropriate alphabetical order:

"Third Amendment Closing Date" means June 30, 2020.

(b)     Section 5.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

5.6      Insurance. Borrower will, and will cause each of its Subsidiaries to, at Borrower's expense, maintain insurance respecting each of Borrower's and its Subsidiaries' assets wherever located, covering liabilities, losses or damages as are customarily are insured against by other Persons engaged in same or similar businesses and similarly situated and located, including cyber security insurance. All such policies of insurance shall be with financially sound and reputable insurance companies acceptable to Agent (it being agreed that, as of the Closing Date, Pacific Indemnity Company and Federal Insurance Company are acceptable to Agent) and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located and, in any event, in amount, adequacy, and scope reasonably satisfactory to Agent (it being agreed that the amount, adequacy, and scope of the policies of insurance of Borrower in effect as of the Third Amendment Closing Date are acceptable to Agent). All property insurance policies covering the Collateral and all cyber security insurance are to be made payable to Agent for the benefit of Agent and the Lenders, as their interests may appear, in case of loss, pursuant to a standard loss payable endorsement with a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as Agent may reasonably require to fully protect the Lenders' interest in the Collateral and to any payments to be made under such policies. All certificates of property and general liability insurance are to be delivered to Agent, with the loss payable (but only in respect of Collateral) and additional insured endorsements in favor of Agent and shall provide for not less than 30 days (10 days in the case of non-payment) prior written notice to Agent of the exercise of any right of cancellation. Borrower shall give Agent prompt notice of any loss exceeding $100,000 covered by its or its Subsidiaries' casualty, business interruption or cyber security insurance. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the sole right to file claims under any property, cyber security and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. If any Loan Party or its Subsidiaries fails to maintain such insurance, Agent may arrange for such insurance, but at Borrower's expense and without any responsibility on Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims.

(c)     Section 5.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

5.17      Information Security Requirements; Personal Information; Money Transmitter Laws. Each Loan Party shall and shall cause its Subsidiaries to comply in all material respects with all Privacy Laws currently in effect and as they become effective relating in any way to Personal Information or IT Assets (without limiting the foregoing, each Loan Party agrees that failure to comply with any Privacy Law two or more times during any 12 calendar month period shall be deemed to be a breach of this sentence). Each Loan Party and its Subsidiaries will maintain and comply with a comprehensive written information security program that contains administrative, organizational, technical, and physical safeguards and is designed to (i) secure and protect the IT Assets consistent with industry best practices; (ii) ensure the security, confidentiality, integrity and availability of Personal Information and IT Assets; (iii) protect against any anticipated threats or hazards to the security, confidentiality, integrity and availability of Personal Information and IT Assets; and (iv) protect against any Information Security Incident. Each Loan Party shall and shall cause its Subsidiaries to comply in all material respects with all money transmitter laws currently in effect and as they become effective. Each Loan Party and its Subsidiaries will notify Administrative Agent and Lenders promptly (and in any event within 5 Business Days) upon the occurrence of any of the following): (i) an Information Security Incident; (ii) any action, investigation, litigation or claim made against any Loan Party or its Subsidiaries related to information security or privacy; (iii) any action or investigation commenced, or any claim made, by any Person (including any Governmental Authority) with respect to any Information Security Incident; or (iv) any action or investigation commenced, or any claim made, by any Person (including any Governmental Authority) with respect to money transmitter laws.

(d)     Section 8.2(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) fails to perform or observe any covenant or other agreement contained in any of (i) Sections 3.6, 5.1, 5.2, 5.3 (solely if Borrower is not in good standing in its jurisdiction of organization), 5.6, 5.7 (solely if Borrower refuses to allow Agent or its representatives or agents to visit Borrower's properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss Borrower's affairs, finances, and accounts with officers and employees of Borrower), 5.10, 5.11, 5.13, 5.14, 5.17 or 5.18 of this Agreement, (ii) Section 6 of this Agreement, (iii) Section 7 of this Agreement, or (iv) Section 7 of the Guaranty and Security Agreement.

(e)     Schedule 4.22 of the Credit Agreement is hereby amended and restated as attached on Exhibit A hereto.

2.02     This Amendment is a limited waiver and amendment and other than as set forth above in Article I and Article II hereof, nothing contained in this Amendment shall be construed as a consent or amendment to or waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the First Amendment, the other Loan Documents, this Amendment, or of any other contract or instrument between any Loan Party and Agent or any Lender, and the failure of Agent or any Lender at any time or times hereafter to require strict performance by the Loan Parties of any provision thereof shall not waive, affect or diminish any right of Agent to thereafter demand strict compliance therewith. Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the First Amendment, the other Loan Documents, this Amendment and any other contract or instrument between any Loan Party and Agent or any Lender.

ARTICLE III

CONDITIONS PRECEDENT

This Amendment shall become effective only upon the satisfaction in full, in a manner satisfactory to Agent and Required Lenders, of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

(a)     Agent and each Lender party hereto shall have received a copy of this Amendment executed and delivered by Agent, Required Lenders and Borrower;

(b)     All corporate and other proceedings, and all documents instruments and other legal matters in connection with the transactions contemplated by each of this Amendment shall be satisfactory in form and substance to Agent and its counsel.

(c)     After giving effect to this Amendment, the representations and warranties made by Borrower contained herein and by each Loan Party in the Credit Agreement and the other Loan Documents, shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof, as if those representations and warranties were made for the first time on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(d)     After giving effect to this Amendment, each Loan Party is in compliance with all applicable covenants and agreements contained in the Credit Agreement and the other Loan Documents; and

(e)     After giving effect to this Amendment, no Default or Event of Default shall exist under any of the Loan Documents, and no Default or Event of Default will result under any of the Loan Documents from the execution, delivery or performance of this Amendment.

ARTICLE IV

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

4.01     Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and the other Loan Parties hereby agree that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Borrower and the other Loan Parties, and Agent, on behalf of itself and the Lenders, agree that the Credit Agreement and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, and that this Amendment shall not constitute a novation.

4.02     Representations and Warranties. Borrower and each Guarantor each hereby represents and warrants, jointly and severally, to Agent and the Lender Group as of the date hereof as follows: (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by it of this Amendment, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its Governing Documents or (ii) any applicable law; (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental body or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Credit Agreement or any of the other Loan Documents executed and/or delivered in connection herewith by or against it, except for those consents, approvals or authorizations which (i) will have been duly obtained, made or compiled prior to the Effective Date and which are in full force and effect or (ii) the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect; (d) this Amendment, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (e) this Amendment, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; (f) after giving effect to this Amendment, no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; (g) each Loan Party is in compliance with all applicable covenants and agreements contained in the Credit Agreement and the other Loan Documents, as consented to, amended or expressly waived herein; and (h) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified in the text thereof) on and as of the date hereof as though made on and as of each such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date).

ARTICLE V

MISCELLANEOUS PROVISIONS

5.01     Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent shall affect the representations and warranties or the right of Agent to rely upon them.

5.02     Expenses of Agent and the Lender Group. The Borrower agrees to pay on demand all Lender Group Expenses incurred by Agent and any Lender in connection with this Amendment any and all amendments, modifications, and supplements to the other Loan Documents, including, without limitation, the reasonable costs and fees of legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement or any other Loan Documents, including, without, limitation, the costs and fees of Agent's and Required Lenders' legal counsel.

5.03     Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.04     Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and each Loan Party and their respective successors and assigns, except that no Loan Party may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of Agent and each Lender.

5.05     Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by telecopy or electronic mail of any executed signature page to this Amendment shall constitute effective delivery of such signature page. This Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission including email transmission of a PDF image), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

5.06     Effect of Amendment. No consent or amendment, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by any Loan Party shall be deemed a consent to or waiver or amendment of any other breach of the same or any other covenant, condition or duty.

5.07     Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.08     Applicable Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

5.09     Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS MODIFIED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS MODIFIED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AGREEMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER AND AGENT.

5.10     Release. AS A MATERIAL PART OF THE CONSIDERATION FOR AGENT AND LENDERS ENTERING INTO THIS AMENDMENT, ON THE DATE HEREOF EACH LOAN PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS (INCLUDING, WITHOUT LIMITATION, ANY TRUSTEES ACTING ON BEHALF OF SUCH LOAN PARTY AND ANY

DEBTOR-IN-POSSESSION WITH RESPECT TO SUCH LOAN PARTY), ASSIGNS, SUBSIDIARIES AND AFFILIATES HEREBY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, PARENTS, SUCCESSORS AND ASSIGNS FROM ANY AND ALL LIABILITIES, OBLIGATIONS, ACTIONS, CONTRACTS, CLAIMS, CAUSES OF ACTION, DAMAGES, DEMANDS, COSTS AND EXPENSES WHATSOEVER, OF EVERY KIND AND NATURE, HOWEVER EVIDENCED OR CREATED, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE EFFECTIVE DATE INVOLVING THE EXTENSION OF CREDIT UNDER OR ADMINISTRATION OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENTS OR COLLATERAL, THE OBLIGATIONS INCURRED BY BORROWERS OR ANY OTHER TRANSACTIONS EVIDENCED BY THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS.

5.11     Consent of Guarantors. The Borrower and each Guarantor, hereby (a) consent to the transactions contemplated by this Amendment and (b) agree that the Credit Agreement and the other Loan Documents (as amended, restated, supplemented or otherwise modified from time to time) are and shall remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to the same, each understands that neither the Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Borrower and each Guarantor, acknowledges that its Guaranty is in full force and effect and ratifies the same, acknowledges that the undersigned has no defense, counterclaim, set-off or any other claim to diminish the undersigned's liability under such document.

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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

ASURE SOFTWARE, INC., a Delaware corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
MANGROVE EMPLOYER SERVICES, INC., a Florida corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
ASURE PAYROLL SERVICES, INC., f/k/a MANGROVE PAYROLL SERVICES, INC., a Florida corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
MANGROVE SOFTWARE, INC., a Florida corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President

ASURE CONSULTING, INC. f/k/a PERSONNEL MANAGEMENT SYSTEMS, INC., a Washington corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
COMPASS HRM, INC., a Florida corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
ISYSTEMS INTERMEDIATE HOLDCO, INC., a Delaware corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
ISYSTEMS LLC, a Vermont limited liability company By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
EVOLUTION PAYROLL PROCESSING LLC, a Delaware limited liability company By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President

ASSOCIATED DATA SERVICES, INC., an Alabama corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
TELEPAYROLL, INC., a California corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
SAVERS ADMINISTRATIVE SERVICES, INC., a North Carolina corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President
USA PAYROLLS INC., a New York corporation By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer and President

PAYROLL MAXX LLC,
a Colorado limited liability company

By:  /s/ Patrick Goepel
Name: Patrick Goepel
Title: Chief Executive Officer and President

PAY SYSTEMS OF AMERICA, INC.,
a Tennessee corporation

By:  /s/ Patrick Goepel
Name: Patrick Goepel
Title: Chief Executive Officer and President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender By: /s/ Tram Foster Name: Tram Foster Title: Authorized Signatory

Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement